PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT”) is helping to finance a mixed-income rental property located at 273 W. 22nd Street (“Project”) in Manhattan’s vibrant Chelsea neighborhood. The property is being developed by TF Cornerstone and will provide 278 units of housing, of which 25% will be set aside as affordable.

The Project is a single, through-block building with two towers joined by a central corridor and linked by a landscaped outdoor courtyard. Residents will have access to several top tier amenities including a golf simulator, a children’s playroom, a first-floor club room with dining and lounger areas, a private co-working lounge, a fully equipped fitness center with an adjacent yoga studio, as well as two rooftop decks with barbecue grills and outdoor kitchen areas.

HIT ROLE	HIT purchased a $12.5 million participation interest as part of a syndicate of institutional lenders that are providing an aggregate $181 million construction loan for the development. The Project is HIT’s 81st project in New York City.
SOCIAL IMPACT	In addition to the economic impacts below, 25% of the units will be set aside for households earning up to an average of 60% of area median income. Under 485-x, all affordable units will be permanently affordable.

The site is steps from the 1, C, and E subway stations as well as the 23rd Street PATH, providing connections to major demand drivers across Midtown, Hudson Yards, the West Village, and Downtown.

ECONOMIC IMPACT OF INVESTMENT*

$12.5 Million HIT Investment	278 Units (25% affordable)	1,525,510 Hours of Union ConstructionWork Generated	$54.9 Million Tax revenue generated	$385.3 Million Total economic benefit

“Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America CDE, Inc. project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.”

PROJECT PROFILE | 273 W 22nd Street – New York, NY

“This project, financed by the HIT, showcases how union labor can not only play a role solving the housing crisis in New York City by building the units, but also by providing the capital necessary to make these projects happen. Built under 485-x, this project will generate hundreds of family-sustaining union construction careers with fair wages and create nearly 300 homes, many with permanent affordability, in the heart of Chelsea.”

-    Gary LaBarbera, President
Building and Construction Trades Council of Greater New York

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

4/2026

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com